UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of        March 2, 2005
earliest event reported) ----------------------------------


                                 TIX CORPORATION
                     (Formerly known as Cinema Ride, Inc.)
             (Exact name of registrant as specified in its charter)

     Delaware                 0-24592               95-4417467
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 (State or other      (Commission File Number)    (IRS Employer
 jurisdiction of                                  Identification
  incorporation) No.)

   12001 Ventura Place, Suite 340, Studio           91604
              City, California
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  (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, (818) 761-1002 including area code:
                                 --------------------------------




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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      Effective March 3, 2005, the Registrant: (1) increased its number of authorized shares of common stock from twenty million shares to one hundred million shares of common stock and (2) changed its corporate name from "Cinema Ride, Inc." to "Tix Corporation". The Board of Directors and a majority of the issued and outstanding shares of capital stock of the Registrant approved the increase in the authorized shares and the corporate name change.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

3.1   Certificate of Incorporation (1)
3.2   Fourth Amendment to Certificate of Incorporation

      (1) Filed with the Company's Registration Statement on Form S-3 filed on June 16, 1997 and incorporated by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     TIX CORPORATION
                                     ----------------------------
                                            (Registrant)

Date   March 7, 2005
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                                 By: /s/ Mitch Francis
                                     ----------------------------
                                   Name: Mitch Francis
                                  Title: Chief Executive Officer